NASDAQ: WHLR May 2016 Exhibit 99.1

SAFE HARBOR This presentation may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. When the Company uses words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties that may cause the actual results to differ materially from the Company’s expectations discussed in the forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions it can give no assurance that expected results will be achieved, and actual results may differ materially from expectations. Specifically, the Company’s statements regarding: (i) the anticipated implementation of the Company’s growth, acquisition and disposition strategy; (ii) the future generation of value to the Company from the acquisition of service orientated retail properties in secondary and tertiary markets; (iii) the development and return on undeveloped properties; and (iv) anticipated dividend coverage are forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. For these reasons, among others, investors are cautioned not to place undue reliance upon any forward-looking statements in this press release. For additional factors that could cause the operations of the Company to differ materially from those listed in the forward-looking statements are discussed in the Company's filings with the U.S. Securities and Exchange Commission, which are available for review at www.sec.gov. The Company undertakes no obligation to publicly revise these forward‐looking statements to reflect events or circumstances that arise after the date hereof.

COMPANY OVERVIEW Wheeler is an internally-managed REIT focused on acquiring well-located, necessity-based retail properties In November 2012, the Company listed on the NASDAQ exchange with eight assets and a market cap of $13.8 million Targets grocery-anchored shopping centers in secondary and tertiary markets with strong demographics and low competition Acquires properties at attractive yields and significant discount to replacement cost Current portfolio of 67 properties with approximately 3.8 million square feet of Gross Leasable Area 56 shopping center/retail properties, 9 undeveloped land parcels, one redevelopment property and one self-occupied office building Approximately 90% of centers are anchored or shadow-anchored by a grocery store Dedicated management team with strong track record of acquiring and selling retail properties through multiple phases of the investment cycle Predecessor firm achieved an average IRR of approximately 28% on 11 dispositions Wheeler Real Estate Investment Trust Exchange: NASDAQ Ticker: WHLR Market Cap(1): $108.3 million Stock Price(1): $1.51 Common Shares and Operating partnership Units Outstanding: 71.7 million Annualized Dividend: $0. 21 As of 5/3/2016 Butler Square

INVESTMENT HIGHLIGHTS Industry leading occupancy rate of approximately 93.9%, as of March 31, 2016 National and Regional merchants represent majority of Wheeler’s tenants Diversified geography and tenant base Wheeler properties serve the essential day-to-day shopping needs of the surrounding communities Majority of tenants provide non-cyclical consumer goods and services that are less impacted by fluctuations in the economy and E-commerce High Quality Existing Portfolio Secondary and Tertiary markets have limited competition from institutional buyers and low levels of new construction Target markets experiencing selling pressure from generational transition, larger REITs shifting to core markets and expiring CMBS debt Necessity-Based Retail Ability to scale platform as the Company grows results in improved profitability Create value through intensive leasing and property expense management Deep retailer relationships provide unique market knowledge Third-party property management and development fees create additional revenue stream Attractive Niche Market Opportunity Internally-Managed, Scalable Platform Continues to lower expense structure through improved operating efficiency Current AFFO run rate for Q2 AFFO of $0.16 to $0.17 per diluted share A number of initiatives in place to rapidly move toward covering the dividend Improving Capital Position

Wilkes Graham Chief Financial Officer Over 16 years experience in the real estate and financial services industries Previously served as Director of Research and as a Senior Sell-Side Equity Research Analyst at Compass Point Research & Trading, LLC As a Real Estate Analyst, he has forecasted earnings and predicted the stock performance for over 30 publicly traded REITs, real estate operating companies and homebuilders and conducted due diligence on over 35 real estate related capital market transactions Jon S. Wheeler Chairman and CEO Over 34 years of experience in the real estate industry focused solely on retail In 1999, founded Wheeler Interests, LLC (“Wheeler Interests”), a company which we consider our predecessor firm, and oversaw the acquisition and development of 60 shopping centers totaling 4 million square feet. Has overseen the acquisition of 70 properties in 11 states since going public in 2012 WHLR’s executive officers, together with the management teams of its service companies, have an aggregate of over 150 years of experience in the real estate industry. EXPERIENCED Management Team Steven M. Belote Chief Operations Officer Wheeler’s Chief Financial Officer 2011- 2016 Prior to joining Wheeler, worked at Shore Bank, as their CFO, playing a significant role in IPO during 1997 Previous experience also includes seven years at BDO Seidman, LLP, a large international public accounting and consulting firm Dave Kelly SVP, Director of Acquisitions Over 25 years of experience in the real estate industry Previously served 13 years as Director of Real Estate for Supervalu, Inc., a Fortune 100 supermarket retailer Focused on site selection and acquisition for Supervalu from New England to the Carolinas completing transactions totaling over $500 million

STABLE PORTFOLIO FOCUSED ON NECESSITY-BASED SHOPPING Predominantly Grocery-Anchored Portfolio2 Strong Grocer Rent to Sales3 82% of grocery store GLA with a rent/sales ratio below 3% Company believes necessity-based shopping centers are resistant to economic downturns. In our view, Necessity = Stability The average consumer in the US makes a trip to a grocery store 2.2 times per week1 From 2010-2015, US grocer sales increased 17.6%, demonstrating strength of the traditional grocery store1 Strong National and Regional Tenants 79% of Wheeler's GLA is occupied by national & regional tenants Source: Statistia (http://www.statista.com/statistics/197626/annual-supermarket-and-other-grocery-store-sales-in-the-us-since-1992/) Based on percentage of GLA with a grocery store included in the shopping center or as a shadow-anchor as of March 31, 2016. Based on most recent sales from 24 grocers who report sales to us in our current portfolio.

Majority of Wheeler’s anchor and junior anchor tenants focus on ‘necessity-based’ products or services that are less likely to be impacted by E-commerce business and fluctuations in the economy From 2012-2013, Wheeler’s anchor and junior anchor tenants reported a 2.3% increase in sales per square foot In 2014, Wheeler’s anchor and junior anchor reported a 4.1% increase in sales per square foot SOLID TENANTS FOCUSED ON NECESSITY-BASED RETAIL Source: Bloomberg, Retail SSNOI not yet available for Q1 2016 2015 not yet available * (1) (2)

Type GLA % of GLA % of Annualized Base Rent Grocery 649,173 17.28% 16.90 % Grocery 325,576 8.67% 7.85 Grocery 136,343 3.63% 3.95 Retail 114,298 3.04% 1.97 Grocery 84,938 2.26% 1.56 Retail 83,552 2.22% .51 Retail 85,166 2.27% 1.72 Grocery 58,473 1.56% 1.11 Retail 56,343 1.50% 1.26 Retail 51,974 1.38% 1.28 Total 1,645,836 43.83% 38.1 % TENANT OVERVIEW Top 10 Tenants1 Top tenants represent approximately 44% of portfolio Focus on tenants that create consistent consumer demand offering items such as food, postal, dry-cleaning, health services and discount merchandise Minimal exposure to E-Commerce industry As of 4/30/2016 Diversified Merchandise Mix1

LEASE EXPIRATION SCHEDULE1 Approximately 75% of total leased square footage beyond two years Weighted average remaining lease term of 4.67 years Weighted average remaining lease term for grocery anchor tenants is 5.43 years As twelve months ending March 31, 2016

STRONG LEASING TRENDS Wheeler has maintained stable occupancy rates – average of 94.8% since the Company’s IPO For the three months ended March 31, 2016, approximately 32,056 square feet was renewed at a average weighted increase of 7.4% over prior rates As of December 31, 2015, average occupancy rate of a U.S. shopping center was measured at 93.2%1 Company believes there is upside potential in occupancy rates for the assets acquired since June 30, 2015* Historical Occupancy Rates Source: ICSC http://quickstats.icsc.org/ViewSeries.aspx?id=12738 * Average occupancy of assets acquired since June 30, 2015 was 93.0% which resulted in a decrease in occupancy rates as compared to the sequential quarter and as compared to the prior year. *

Integrated Platform, Proven Success Wheeler has acquisition, leasing, property management, development and re-development services all in–house and maintains a scalable, manageable platform Over 50 associates between the Company’s headquarters in Virginia Beach and Charleston Regional Office Since the acquisition of Wheeler Development in January 2014, Wheeler has acquired ten undeveloped properties totaling approximately 81 acres of land and one redevelopment property. Company intends to develop these assets at a 10% rate of return Development, property management and leasing services generate significant fees from third-party contracts Predecessor development segment developed nine properties in four states – seven are currently owned by Wheeler Asset Management Acquisitions & Development Leasing & Business Dev. The Shoppes at Eagle Harbor Developed by Wheeler Development in 2009 Corporate & Accounting

GROWTH STRATEGY Well located properties in secondary and tertiary markets High unlevered returns (expected cap rates of ~9%) Focus on best in market multi-tenant grocery-anchored centers with necessity-based inline tenants National & regional tenants High traffic count and ease of access Sale of non-core assets Ancillary & Specialty Income Opportunity to improve revenue through active lease and expense management Utilizing exterior parking for build-to-suit outparcels or pad sales Maximizing CAM reimbursement income available from existing leases Company utilizes strict underwriting guidelines and unique due diligence processes to identify key issues and uncover hidden opportunities with large potential upside

ACQUISITION UPDATE Beaver Ruin Village Year to date, the Company has closed on fourteen shopping centers for a total acquisition value of approximately $71.0 million at an average cap rate of 8.85%; a weighted average interest rate of 5.43%; and, LTV of 85% Six properties totaling $64.0 million under LOI at average cap rate of 8.71% with in place leases At any given time, the Company is typically evaluating properties or negotiating LOI’s with total value of $75 -$100 million

CURRENT PIPELINE (as of 4/30/2016) Status Property Name Location Square Footage Anchor Price Cap Interest Rate LTV CLOSED AC Portfolio South Carolina and Georgia 605,358 BI-LO, Harris Teeter, Piggly Wiggly $ 71,000,000 8.85% 5.43% 85% Total Closed   605,358   $ 71,000,000 8.85% 5.34% 85% LOI Shopping Center 1 Norfolk, VA 47,945 Grocery $ 3,900,000 8.85%   60% Shopping Center 2 Summerville, SC 66,948 Grocery $ 6,200,000 8.71%   60% Shopping Center 3 Royston, GA 67,577 Grocery $ 4,250,000 9.88% 60% Shopping Center 4 Carrollton, GA 91,175 Grocery $ 6,800,000 9.78% 60% Shopping Center 5 Florence, SC 61,335 Grocery $ 7,000,000 8.79% 60% Shopping Center 6 Suffolk, VA 179,530 Grocery $ 36,000,000 8.33% 60% Total LOI     514,510   $ 64,150,000 8.71%  TBD 60% Total All Categories   1,119,868   $ 131,150,000 8.78%   73%

DISPOSITION STRATEGY Status Property Name Location Square Footage Purchase Price Purchase NOI Purchase Cap Sale Price Sale NOI Sale Cap Closed Reasors - Jenks Jenks, OK 81,000 $ 1,400,000 $ 912,000 8.00% $ 12,160,000 $ 912,000 7.50% Reasors - Bixby Bixby, OK 74,889 $ 10,600,000 $ 769,000 7.25% $ 10,979,000 $ 769,000 7.00% Harps Grove, OK 31,500 $ 4,555,000 $ 364,000 8.00% $ 5,206,000 $ 364,000 7.00% Total Closed   187,389 $ 26,555,000 $ 2,045,000 7.70% $ 28,345,000 $ 2,045,000 7.21% Under Contract Starbucks/Verizon Virginia Beach, VA 5,600 $ 1,394,000 $ 101,000 7.25% $ 2,127,500 $ 130,000 6.10% Ruby Tuesday/Outback Steakhouse Morgantown, WV 11,097 $ 1,265,000 $ 109,000 8.61% $ 2,285,000 $ 133,000 5.82% Total Under Contract   16,697 $ 2,659,000 $ 210,000 7.90% $ 4,412,500 $ 263,000 5.96% Core focus on acquiring multi-tenant properties and monetize non-core assets using the proceeds to re-invest in core assets. As of April 30, 2016, Wheeler has sold 3 of its single-tenant assets for an average 7.2% cap rate versus the purchase average cap rate of 7.7% and has another three under contract for sale at an average 5.96% cap rate versus the purchase cap rate average of 7.9%.

INVESTMENT HIGHLIGHTS Necessity-based Retail High Quality Existing Portfolio Improving Capital Position Attractive Niche Market Opportunity Internally-Managed, Scalable Platform

Appendix

PROPERTY OVERVIEW (as of 4/30/2016)

WHEELER
REAL ESTATE INVESTMENT TRUST

Property	Location	Number of Tenants	Net Leasable Square Feet	Total SF Leased	Percentage Leased	Annualized Base Rent	Annualized Base Rent per Leased Sq. Foot
Alex City Marketplace	Alexander City, AL	17	147,791	128,741	87.11%	$ 936,088	$ 7.27
Amscot Building	Tampa, FL	1	2,500	2,500	100.00%	115,849	46.34
Beaver Ruin Village	Lilburn, GA	24	74,048	62,461	84.35%	1,028,356	16.46
Beaver Ruin Village II	Lilburn, GA	4	34,925	34,925	100.00%	407,976	11.68
Berkley (2)	Norfolk, VA	-	-	-	-	-	-
Brook Run Shopping Center	Richmond, VA	19	147,738	135,139	91.47%	1,510,546	11.18
Brook Run Properties (2)	Richmond, VA	-	-	-	-	-	-
Bryan Station	Lexington, KY	9	54,397	54,397	100.00%	553,004	10.17
Butler Square	Mauldin, South Carolina	16	82,400	82,400	100.00%	840,200	10.20
Cardinal Plaza	Henderson, NC	7	50,000	42,000	84.00%	424,500	10.11
Carolina Place (2)	Onley, VA	-	-	-	-	-	-
Chesapeake Square	Onley, VA	9	99,848	74,648	74.76%	561,687	7.52
Clover Plaza	Clover, SC	9	45,575	45,575	100.00%	346,634	7.61
Columbia Fire Station (2)	Columbia, SC	-	-	-	-	-	-
Conyers Crossing	Conyers, GA	14	170,475	170,475	100.00%	909,909	5.34
Courtland Commons (2)	Courtland, VA	-	-	-	-	-	-
Crockett Square	Morristown, TN	3	107,122	99,122	92.53%	804,822	8.12
Cypress Shopping Center	Boiling Springs, SC	17	80,435	79,035	98.26%	829,416	10.49
Darien	Darien, GA	1	26,001	26,001	100.00%	208,008	8.00
Devine Street Center	Columbia, SC	2	38,464	38,464	100.00%	549,668	14.29
Edenton Commons (2)	Edenton, NC	-	-	-	-	-	-
Folly Road	Charleston, SC	5	47,794	47,794	100.00%	720,197	15.07
Forrest Gallery	Tullahoma, TN	27	214,450	202,216	94.30%	1,224,834	6.06
Fort Howard Shopping Center	Rincon, GA	16	113,652	107,813	94.86%	946,596	8.78
Freeway Junction	Stockbridge, GA	16	156,834	151,924	96.87%	1,035,044	6.81
Franklinton Square	Franklinton, NC	11	65,366	56,300	86.13%	490,895	8.72
Georgetown	Georgetown, SC	2	29,572	29,572	100.00%	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	21,997	100.00%	518,126	23.55
Grove Park Shopping Center	Orangeburg, SC	16	106,557	95,829	89.93%	694,000	7.24
Harbor Point (2)	Grove, OK	-	-	-	-	-	-
Harrodsburg Marketplace	Harrodsburg, KY	7	60,048	56,448	94.00%	415,606	7.36
Hilton Head (2)	Hilton Head, SC	-	-	-	-	-	-
Jenks Plaza	Jenks, OK	5	7,800	7,800	100.00%	150,336	19.27
Ladson Crossing	Ladson, SC	11	52,607	48,707	92.59%	706,248	14.50
LaGrange Marketplace	LaGrange, GA	14	76,594	75,094	98.04%	427,681	5.70
Lake Greenwood	Greenwood, SC	5	47,546	41,546	87.38%	408,141	9.82
Lake Murray	Lexington, SC	5	39,218	39,218	100.00%	348,910	8.90
Laskin Road (2)	Virginia Beach, VA	-	-	-	-	-	-
Litchfield Marketplace & Shoppes	Pawley's Island, SC	22	86,740	72,763	83.89%	1,045,574	14.37
Lumber River Village	Lumberton, NC	11	66,781	66,781	100.00%	502,870	7.53
Monarch Bank	Virginia Beach, VA	1	3,620	3,620	100.00%	258,054	71.29
Moncks Corner	Moncks, SC	1	26,800	26,800	100.00%	323,451	12.07
Mullins South Park	Mullins, SC	2	60,874	43,218	71.00%	491,245	11.37
Nashville Commons	Nashville, NC	12	56,050	56,050	100.00%	570,060	10.17
Parkway Plaza	Brunswick, GA	5	52,365	50,765	96.94%	534,694	10.53
Perimeter Square	Tulsa, OK	8	58,277	57,139	98.05%	743,092	13.00
Pierpont Centre	Morgantown, WV	20	122,259	122,259	100.00%	1,439,577	11.77
Port Crossing	Harrisonburg, VA	8	65,365	60,400	92.40%	780,445	12.92
Ridgeland	Ridgeland, SC	1	20,029	20,029	100.00%	140,203	7.00
Riversedge North	Virginia Beach, VA	-	-	-	0.00%	-	-
Shoppes at Myrtle Park	Blufton, SC	12	56,380	56,380	100.00%	922,529	16.36
Shoppes at TJ Maxx	Richmond, VA	18	93,624	93,624	100.00%	1,119,670	11.96
South Lake Pointe	Lexington, SC	9	44,318	43,118	97.29%	401,509	9.31
South Square	Lancaster, SC	5	44,350	39,850	89.85%	319,806	8.03
Starbucks/Verizon	Virginia Beach, VA	2	5,600	5,600	100.00%	185,695	33.16
St. George Plaza	St. George, SC	5	59,279	42,828	72.25%	293,421	6.85
St. Matthews	St. Matthews, SC	3	29,015	25,314	87.24%	303,012	11.97
Sunshine Plaza	Lehigh Acres, FL	21	111,189	107,486	96.67%	958,671	8.92
Surrey Plaza	Hawkinsville, GA	5	42,680	42,680	100.00%	292,245	6.85
Tampa Festival	Tampa, FL	20	137,987	134,766	97.67%	1,260,591	9.35
The Shoppes at Eagle Harbor	Carrollton, VA	7	23,303	23,303	100.00%	513,792	22.05
Tulls Creek (2)	Moyock, NC	-	-	-	-	-	-
Twin City Commons	Batesburg-Leesville, SC	5	47,680	47,680	100.00%	450,310	9.44
Walnut Hill Plaza	Petersburg, VA	10	87,239	70,017	80.26%	559,806	8.00
Waterway Plaza	Little River, SC	9	49,750	48,550	97.59%	456,838	9.41
Westland Square	West Columbia, SC	10	62,735	57,665	91.92%	487,160	8.45
Winslow Plaza	Sicklerville, NJ	16	40,695	38,295	94.10%	565,702	14.77
Total Portfolio		551	3,756,738	3,515,121	93.57%	$ 34,300,515	$ 9.76

1) *Riversedge North is Company's corporate office.*
2) *Undeveloped/redevelopment property*

Strong lending relationships with nationally recognized banks Expanded revolving credit facility with KeyBank National Association to approximately $67.2 million Senior non-convertible debt paid in full as of January 2016 Weighted average interest rate of 4.68% WHLR’s Debt Profile from Continuing Operations Debt / Maturity profile FROM CONTINUING OPERATIONS1 As of 3/31/2016 (excludes AC portfolio acquired April 2016) Total Outstanding Debt: $189.6 million1

CONSOLIDATED STATEMENT OF OPERATIONS   Three Months Ended March 31,   2016   2015   (unaudited) TOTAL REVENUES $ 9,138,662     $ 5,153,752   OPERATING EXPENSES:       Property operations 2,675,025     1,553,674   Non-REIT management and leasing services 377,408     369,775   Depreciation and amortization 4,880,087     3,000,978   Provision for credit losses 87,526     47,198   Corporate general & administrative 2,281,108     2,308,964   Total Operating Expenses 10,301,154     7,280,589   Operating Income (1,162,492)   (2,126,837) Interest expense (2,419,815)   (2,142,719) Net Loss from Continuing Operations (3,582,307)   (4,269,556) Income from Discontinued Operations 20,525     46,367   Net Loss (3,561,782)   (4,223,189) Less: Net loss attributable to noncontrolling interests (332,876)   (462,376) Net Loss Attributable to Wheeler REIT (3,228,906)   (3,760,813) Preferred stock dividends (511,300)   (2,502,223) Deemed dividend related to beneficial conversion feature of preferred stock —     —   Net Loss Attributable to Wheeler REIT Common Shareholders $ (3,740,206)   $ (6,263,036) Loss per share from continuing operations:       Basic and Diluted $ (0.06)   $ (0.81) Earnings per share from discontinued operations —     0.01     $ (0.06)   $ (0.80) Weighted-average number of shares:       Basic and Diluted 66,272,926     7,806,467

Balance sheet summary   March 31, 2016   December 31, 2015   (unaudited)     ASSETS:       Investment properties, net $ 237,543,972     $ 238,764,631   Cash and cash equivalents 7,029,642     10,706,185   Restricted cash 7,180,925     7,364,375   Rents and other tenant receivables, net 3,060,825     3,452,700   Goodwill 5,485,823     5,485,823   Assets held for sale 1,682,526     1,692,473   Above market lease intangible, net 5,981,123     6,517,529   Deferred costs and other assets, net 33,982,124     35,259,526   Total Assets $ 301,946,960     $ 309,243,242   LIABILITIES:       Loans payable $ 184,970,426     $ 184,629,082   Liabilities associated with assets held for sale 1,981,136     1,992,318   Below market lease intangible, net 7,256,541     7,721,335   Accounts payable, accrued expenses and other liabilities 6,522,190     7,533,769   Total Liabilities 200,730,293     201,876,504   Commitments and contingencies —     —   EQUITY:       Series A preferred stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding, respectively) 452,971     452,971   Series B convertible preferred stock (no par value, 3,000,000 shares authorized, 729,119 shares issued and outstanding, respectively) 17,173,672     17,085,147   Common stock ($0.01 par value, 150,000,000 and 75,000,000 shares authorized, 66,314,380 and 66,259,673 shares issued and outstanding, respectively) 663,143     662,596   Additional paid-in capital 220,171,165     220,370,984   Accumulated deficit (147,526,640)   (140,306,846) Total Shareholders’ Equity 90,934,311     98,264,852   Noncontrolling interests 10,282,356     9,101,886   Total Equity 101,216,667     107,366,738   Total Liabilities and Equity $ 301,946,960     $ 309,243,242

FFO and AFFO Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our March 2016 Quarterly Report on Form 10-Q. Pro forma AFFO assumes the A-C Portfolio acquisition had occurred on January 1, 2016. Additionally, we excluded all non-recurring expenses detailed in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our March 2016 Quarterly Report on Form 10-Q and any additional common stock and common units issued during the three months ended March 31, 2016 were outstanding for the entire period. The Pro forma AFFO is being presented solely for purposes of illustrating the potential impact of these transactions as if they occurred on January 1, 2016, based on information currently available to management, and is not necessarily indicative of what actual results would have been had the transactions referred to above occurred on January 1, 2016. The Company adjusted the 2015 previously reported AFFO to be consistent with the 2016 AFFO presentation, primarily as it relates to the treatment of capital expenditures, non-cash costs, and other non-recurring expenses. Additionally, Wheeler did not provide Pro Forma AFFO per common share and common unit for 2015 as we consider it not meaningful to the 2016 presentation. Three Months Ended March 31,   2016   2015 (4)   (unaudited) Net (loss) $ (3,561,782)   $ (4,223,189) Depreciation of real estate assets from continuing operations 4,880,087     3,000,978   Depreciation of real estate assets from discontinued operations —     235,506   Depreciation of real estate assets 4,880,087     3,236,484   Total FFO 1,318,305     (986,705) Preferred stock dividends (511,300)   (2,502,223) Preferred stock accretion adjustments 88,525     1,211,202   FFO available to common shareholders and common unitholders 895,530     (2,277,726) Acquisition costs 413,310     653,242   Capital related costs 62,169     68,518   Other non-recurring and non-cash expenses (1) 237,460     89,500   Share-based compensation 150,250     45,000   Straight-line rent (7,106)   (57,577) Loan cost amortization 189,542     486,198   Above (below) market lease amortization 71,612     195,729   Recurring capital expenditures and tenant improvement reserves (139,183)   (130,900) AFFO $ 1,873,584     $ (928,016)         Weighted Average Common Shares 66,272,926     7,806,467   Weighted Average Common Units 4,703,249     3,540,576   Total Common Shares and Units 70,976,175     11,347,043   FFO per Common Share and Common Units $ 0.01     $ (0.20) AFFO per Common Share and Common Units $ 0.03     $ (0.08) Pro forma AFFO per Common Share and Common Units (2) $ 0.04

CAPITAL STRUCTURE

WHEELER
REAL ESTATE INVESTMENT TRUST

	March 31, 2015		March 31, 2016	
	Debt			
	Outstanding ($000)		**Outstanding ($000)**	
Security				
Senior Non-Convertible Debt (9% Coupon, Dec-15 / Jan-16 Maturity)[1]	$6,160		-	
Senior Convertible Debt (9% Coupon, Dec-18 Maturity)[2]	$3,000		$3,000	
Key Bank Line of Credit (2.94%, May-18 Maturity)	-		$6,874	
Vantage South Line of Credit (4.25%, Sept-16 Maturity)	-		$3,000	
Property Debt (4.74%/4.68% Weighted Average Coupon, Various Maturities)	$138,474		$178,677	
Total Debt	$147,634		$191,551	
	Equity			
	Shares Outstanding	Amount ($000)	Shares Outstanding	Amount ($000)
Security				
Series A 9% Preferred ($1,000 / share)	1,809	$1,809	562	562
Series B 9% Preferred ($25 / share, $5.00 conversion price)[3]	1,595,900	$39,898	729,119	18,228
Series C Preferred ($1,000 / share, $2.00 conversion price)	93,000	$93,000	-	-
Common Stock / OP Units[4]	11,358,759	$26,012	71,177,399	$88,972
Market Value of Equity	$160,719		$107,762	
Total Capitalization	$308,353		$299,313	

1. 648,425 warrants were issued in connection with the Senior Non-Convertible Debt, each with a $4.75 exercise price and expiration in Jan-19
2. Convertible at lesser of $5.50 or 95% of the offering price for a firm commitment, underwritten, public Follow-On of common stock
3. 1,987,500 warrants were issued in connection with the Series B Preferred Stock, each with a $5.50 exercise price and expiration in Apr-19
4. Based on closing price on respective dates.

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NASDAQ: WHLR For Additional Information At the Company: Investor Relations Counsel: The Equity Group Inc. Wilkes Graham Chief Financial Officer wilkes@whlr.us 757-627-9088 Laura Nguyen Director of Capital Markets Lnguyen@whlr.us 757-627-9088 Robin Hanisch Corporate Secretary Robin@whlr.us 757-627-9088 Terry Downs Associate TDowns@equityny.com 212-836-9615 Adam Prior Senior Vice President APrior@equityny.com 212-836-9606 Think Retail. Think Wheeler.®